UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 8, 2013

COVIDIEN PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33259	98-0624794
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 On Hatch

Lower Hatch Street, Dublin 2, Ireland

(Address of principal executive offices)

+353 (1) 438-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 8, Mallinckrodt International Finance S.A. (“MIFSA”), a wholly owned subsidiary of Covidien plc (NYSE:COV) which will become a wholly owned subsidiary of Mallinckrodt plc (“Mallinckrodt”) at the time of the completion of the separation of the Pharmaceuticals business of Covidien from its other businesses, announced that, subject to market conditions, it planned to privately offer up to $900 million of senior unsecured notes (the “Notes”). Also on April 8, MIFSA announced that it has agreed to sell the Notes.

The Notes will initially be guaranteed on an unsecured and unsubordinated basis by Covidien International Finance S.A. (“CIFSA”), a wholly owned subsidiary of Covidien. Subject to and concurrently with the satisfaction of certain conditions (including the distribution of Mallinckrodt’s ordinary shares to the holders of Covidien ordinary shares as of the record date for the distribution), the CIFSA guarantee will be automatically and unconditionally released and discharged. At the time of the release of the CIFSA guarantee, Mallinckrodt plc will guarantee the notes on an unsecured and unsubordinated basis. The placement of the Notes is expected to close on April 11, 2013. It is anticipated that MIFSA will retain a portion of the net proceeds for general corporate purposes and that the majority will be retained by Covidien.

The Notes were offered only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes will not be registered under the Securities Act and may not be offered or sold without registration unless an exemption from such registration is available. This notice does not constitute an offer to sell the Notes, nor a solicitation for an offer to purchase the Notes.

A copy of the press releases announcing the launch and pricing of the offering are filed as Exhibits 99.1 and 99.2, respectively, hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated April 8, 2013, entitled “Mallinckrodt International Finance S.A. Announces Private Offering of Senior Unsecured Notes”

99.2	Press Release, dated April 8, 2013, entitled “Mallinckrodt International Finance S.A. Announces Pricing of Senior Unsecured Notes Offering”

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2013

COVIDIEN PUBLIC LIMITED COMPANY

By:	/s/ John W. Kapples
	Name:	John W. Kapples
	Title:	Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Name

99.1	Press Release, dated April 8, 2013, entitled “Mallinckrodt International Finance S.A. Announces Private Offering of Senior Unsecured Notes”

99.2	Press Release, dated April 8, 2013, entitled “Mallinckrodt International Finance S.A. Announces Pricing of Senior Unsecured Notes Offering”